UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 9, 2025

Date of Report (Date of earliest event reported)

LIMONEIRA COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34755	77-0260692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

1141 Cummings Road

Santa Paula, CA 93060

(Address of principal executive offices and zip code)

(805) 525-5541

(Registrant’s Telephone Number, Including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LMNR	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On April 9 2025, Limoneira Company, a Delaware corporation (the “Company”), will hold its annual stockholders’ meeting at 10:00 a.m., Pacific Time, at the Museum of Ventura County Agriculture Museum, 926 Railroad Avenue, Santa Paula, California 93060. The Company intends to use the presentation (the “2025 Annual Meeting Presentation”) attached to this report at that meeting. The 2025 Annual Meeting Presentation is furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01	Other Events

On April 9, 2025, the Company issued a press release announcing that it received a $10,000,000 distribution from its 50%/50% real estate development joint venture with The Lewis Group of Companies. The foregoing description of the press release is qualified entirely by reference to the complete text of the press release furnished as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
99.1	2025 Annual Meeting Presentation
99.2	Limoneira Company Press Release dated April 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2025	LIMONEIRA COMPANY

	By:	/s/ Mark Palamountain
Mark Palamountain
Executive Vice President, Chief Financial Officer and Treasurer